EXHIBIT 16


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Thomas A. Swank and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2008.


/s/ Donald A. Chubb, Jr.
------------------------------------
Donald A. Chubb, Jr.

SUBSCRIBED AND SWORN to before me this 13th day of March, 2008.

                                            Margaret Newins
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              9-25-08
------------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Thomas A. Swank and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2008.


/s/ Harry W. Craig, Jr.
------------------------------------
Harry W. Craig, Jr.

SUBSCRIBED AND SWORN to before me this 11th day of March, 2008.

                                            Kiley Pritz
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              9-28-11
------------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Thomas A. Swank and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2008.


/s/ Jerry B. Farley
------------------------------------
Jerry B. Farley

SUBSCRIBED AND SWORN to before me this 17th day of March, 2008.

                                            Jeanne L. Dodge
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              3-5-09
------------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Thomas A. Swank and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2008.


/s/ Penny A. Lumpkin
------------------------------------
Penny A. Lumpkin

SUBSCRIBED AND SWORN to before me this 11th day of March, 2008.

                                            Shelley R. Gower
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              4-7-10
------------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr. and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2008.


/s/ Thomas A. Swank
------------------------------------
Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 14th day of March, 2008.

                                            Melisa K. Jones
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              3-20-10
------------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Thomas A. Swank and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of Security Income Opportunity Fund into Security High Yield Fund and other regulatory filings made applicable to Security Income Fund and its series (the "Fund"), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2008.


/s/ Maynard F. Oliverius
------------------------------------
Maynard F. Oliverius

SUBSCRIBED AND SWORN to before me this 17th day of March, 2008.

                                            Kathleen M. Davis
                                            ------------------------------------
                                            Notary Public

My Commission Expires:


              4-29-11
------------------------------------